UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2004

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1- 4311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY		11548
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition.

     On December 1, 2004, the registrant reported its results of operations for its fiscal first quarter ended October 31, 2004. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99 to this report.

     The information contained herein and in the accompanying exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, or incorporated by reference into any filing of the registrant unless the registrant specifically states that the information is to be considered “filed” under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99	Press Release, dated December 1, 2004, reporting the results of operations of Pall Corporation for its fiscal first quarter ended October 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

December 3, 2004	/s/ LISA MCDERMOTT
Lisa McDermott Vice President – Finance Chief Accounting Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release, dated December 1, 2004, reporting the results of operations of Pall Corporation for its fiscal first quarter ended October 31, 2004.